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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date: June 5, 2000

                                       STILWELL VALUE PARTNERS I, L.P.

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       By: STILWELL VALUE LLC
                                           General Partner

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       By: Joseph Stilwell
                                           Managing and Sole Member

                                       STILWELL PARTNERS, L.P.

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       By: Joseph Stilwell
                                           General Partner

                                       STILWELL ASSOCIATES, L.P.

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       By: Joseph Stilwell
                                           General Partner

                                       STILWELL VALUE LLC

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       By: Joseph Stilwell
                                           Managing and Sole Member

                                       JOSEPH STILWELL

                                       /s/ Joseph Stilwell
                                       -----------------------------------------
                                       Joseph Stilwell